Exhibit 32.1

                       Cancer Capital Corp.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, the undersigned officer of Cancer Capital Corp. certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ John W. Peters
Date:   March 12, 2004                ___________________________________
                                      John W. Peters
                                      Principal Executive and Financial
                                      Officer